Exhibit  A

                            COMDATA PAYMENT SERVICES

                       EXPRESS CASH STATEMENT OF SERVICES
                       ----------------------------------
                      (CARDHOLDER AGREEMENT AND DISCLOSURE)

This Comdata Express Cash Cardholder Agreement and funds distribution disclosure (the "Agreement") covers both your rights and the rights of Comdata Network, Inc. ("Comdata"), its affiliates and representatives relating to: (a) the issuance to, and use by, you of Comdata's proprietary Comcheks card (the
"Card"); (b) direct transfers of your payroll payments or other recurring or periodic payments of an electronic nature to an account established for your benefit which may be used or accessed by your Card; and (c) Card transactions
(i) at automated teller machines (individually, an "ATM"), (ii) approved point-of-sale merchant locations ("POS"), (iii) resulting in the issuance of a Comcheck draft, (iv) long distance services and (v) other approved uses for the Card.

By accepting and using a Card issued by Comdata or its designee, you agree to the terms and conditions contained in this Agreement and that such terms and conditions will apply to your use of the Card.

As used in this Agreement, the words "Cardholder", "you", "your", and "yours" refers to the persons to whom a Card has been issued pursuant to this Agreement and the related Funds Distribution Agreement between Comdata and your employer. The words "we", "us", "our" and "ours" refers to Comdata and, as applicable, its affiliates and representatives, including First American National Bank, Nashville, Tennessee or a successor or alternate bank or financial institution designated by Comdata (the "Bank"). The phrases "business day" means Monday through Friday, except federal holidays.

Please  retain  a  copy of this Agreement for your records and future reference.

                     FUNDS DISTRIBUTION AND TRUST AGREEMENT
                     --------------------------------------

1.   GENERAL. Comdata's Express Cash Funds Distribution Services (the
     --------

     "Service") is a means by which your employer may transfer funds owed to you, such as wages or expense reimbursements, which funds are then, in turn, made available for access and use by you by use of the Card. Funds transferred by your employer to Comdata under the Service will, in turn, be deposited and held in a non-interest bearing trust account located at the Bank, as trustee, pursuant to a trust agreement existing between Comdata and the Bank for the benefit of each Cardholder. Comdata and/or the Bank will cause funds transfer to be made from funds assigned to each Cardholder in the Comdata accounts or trust account, be applicable and appropriate, in accordance with instructions received from you by use of your Card (for example, withdrawal instructions received from the use of the Cad at an ATMN or purchase instructions received from a point-of-sale network). By accepting and/or using the Card, you hereby request and authorize Comdata and/or the Bank, as applicable, to make such funds transfers from each such Cardholder's funds in accordance with any such instructions and to pay the principal amount of any such transactions, including any fee associated therewith, to the appropriate party or parties.

2.   CONSENT TO BE PAID  THROUGH THE SERVICE,  ACKNOWLEDGEMENTS.  (a) Consent to
     -----------------------------------------------------------      -------
     Method of Payment.  By accepting  and/or using the Card, you hereby request
     -----------------
     and authorize your employer to transfer funds due to you through the Service as described herein and expressly and voluntarily consent to such payment and funds distribution method.

(b)  No interest Paid on Funds. You acknowledge and agree that funds transferred
     --------------------------
     to you through the Service will be held in a trust account (which will not accrue or pay interest for your benefit) at the Bank for your benefit until used or accessed by you through your use of the Card and that no interest will be paid on you on such funds. To the extent interest may accrue, if any, you understand that Comdata or its designee shall be entitle to receive and keep any such amounts to cover costs associated with the Service.

(c)  Employer Access to Spending  Information.  You recognize that your employer
     -----------------------------------------
     may provide you periodic statements regarding purchases and other activity with respect to your Card. This Card statement delivery method means that your employer will have access to information about your use of the Card, including information such as where purchases have been made by you. You hereby consent to your employer having access to such information for the purpose of delivering periodic Card statements to you and waive confidentiality with respect to such information for this purpose.

3.   TRANSACTION LIMITATIONS.  Withdrawals or use of funds assigned to your Card
     -----------------------
     may only be made from an ATM, POS, issuance of a Comchek draft, use of certain long distance telecommunications services or other means approved by Comdata. Withdrawals or use of funds assigned to your Card may not be made unless there are sufficient, collected funds attributable to your Card.

4.   DEPOSITS; FUNDS AVAILABILITY. Additional deposits assigned to your Card may
     -----------------------------
     only be made by direct deposit of your pay or other monies (such as expense reimbursement) from your employer in any amount or by other electronic transfer as permitted by Comdata in writing. Deposits by check, cash, other preauthorized transaction or any other manner are not available through the Service. Any transfers from your employer to your Card will be immediately available.

5.   FEES. Current fees applicable to use of your Card have been provided to you
     -----
     on a Fee Schedule. Fees are assessed at the time of the applicable transaction and may be changed by Comdata or others from time to time upon written notice to your employer.

6.   STATEMENTS;  ERROR  RESOLUTION.You will receive periodic statements showing
     ------------------------------
     all Card activity during the statement cycle, including fees or service charges imposed. If you believe that your statement contains a mistake or discrepancy, then you must notify us within sixty (60) days of receipt of the first statement containing a mistake or discrepancy in order to resolve
         -----
     the discrepancy. Otherwise, the statement may be deemed correct.

7.   CUSTOMER SERVICE.  Customer service is available to assist you in obtaining
     -----------------
     Card balance information, lost or stolen card assistance and other matters. The telephone number for customer service is (800)741-2777. Customer service representatives are available twenty-four (24) hours a day, seven
     (7) days a week.

8.   TRANSFERABILITY.  Your Card is not transferable. You may not assign, pledge
     ----------------
     or otherwise transfer you interest in funds accessible by the Card without our prior written consent.

9.   RIGHT  OF  SET-OFF.  We have a right  of  set-off  against  funds  that are
     -------------------
     accessible through use of your Card.

10.  WARRANTIES;   LIMITATION  OF  LIABILITY.  COMDATA  AND  THE  BANK  MAKE  NO
     ---------------------------------------
     WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY SERVICES, PRODUCTS OR EQUIPMENT PROVIDED HERUNDER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. COMDATA'S SOLE RESPONSIBILITY TO CARDHOLDERS SHALL BE TO MAKE THE SERVICE AVAILABLE IN ACCORDANCE WITH THE TERMS OF THIS CARDHOLDER AGREEMENT AND DISCLOSURE. IN NO EVENT SHALL COMDATA OR THE BANK BE LIABLE TO ANY
     CARDHOLDER OR ANY OTHER FIRM OR PERSON FOR CONSEQUENTIAL INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF COMDATA OR THE BNK HAD PRIOR KNOWLEDGE OF THE POSSIBILITY OF SAME.


                      ELECTRONIC FUNDS TRANSFER DISCLOSURE
                      ------------------------------------

1.   CARD ISSUANCE AND  RESPONSIBILITIES.(a) You will be issued one Card and you
     -----------------------------------
     will select a Personal Identification Number ("PIN") for use with your Card to access funds distributed to your Card. Upon our acceptance of your written acceptance of this Agreement, you may use your Card to access or use such funds.

(b) For security purposes, only you will know your PIN. It is not printed on the Card, and neither our personal nor your employees have access to it. The Card and the PIN are not transferable and are provided for your protection and identification during Card related financial transactions and other uses of the Card.

(c) You agree that you will; (i) use the Card, PIN and services available through the Service as instructed; (ii) promptly notify us of any loss or theft of the Card or disclosure of the PIN; and (iii) accept liability for misuse of the Card and PIN as described in Section 5 below.

2.   CARD USES. By properly using your valid Card and PIN, you may withdraw cash
     ---------
     at any ATMs bearing the ATM network logo on your Card (i.e., Cirrus) or other network to which the Card and the Service has access, subject to applicable limitations. You may also use you Card to purchase goods and services at POS merchant participating in the POS network(s) to which the Card has access (i.e., Maestro), subject to applicable limitations. Further, you can use your Card to purchase a Comchek draft, use long distance services and obtain other products and services, as may be offered and authorized by Comdata from time to time.

3.   CARD USE LIMITATIONS. There may be a network or ATM owner limitation on the
     --------------------
     dollar amount of cash withdrawals initiated by the use of your Card during a given time period. This may limit the minimum and maximum amounts that you may withdraw through use of your Card. The owner of the ATM may also charge a fee for the transaction, which is in addition to any fees charged by us. You will be charged by us a fee per transaction, including balance inquiries, as stated in our then current Fee Schedule. In using your Card, you agree not to initial a withdrawal, purchase or other transaction which will exceed the total amount of funds assigned to your Card at that time. You authorize us or our designee to verify the balance available on your Card prior to authorizing or completing a transaction.

4.   DOCUMENTATION OF TRANSFERS.  (a) Transaction Records. You will get a record
     --------------------------       -------------------
     each time you use an ATM or POS; (b)  Statements.  Periodic Card statements
                                           ----------
     will be made available to you which will show information for each preauthorized transfer as well as other account activity; and (c) Recurring
                                                                       ---------
     Electronic Deposits.
     -------------------

5.   LIABILITIES.  (a) Our Liabilities  for Failure to Make Transfers.  If we do
     -----------
     not cause the completion of a transfer to or from your account in the correct amount and manner according to our agreement with your and your employer, we will be liable for your loses and damages, except as limited herein. However, there are some exceptions. For example, we will not be liable under the following circumstances; (i) if through no fault of ours, you do not have enough money in your account to make the transfer; (ii) if the ATM where you are making the transfer does not have enough cash; (iii) if the ATM, POS or other device was not working properly; (iv) if circumstances beyond our control (such as fire, flood, telecommunications or computer malfunctions or acts of God) prevent the transfer; (v) if funds are encumbered through legal process; or (iv) if we receive incomplete or inaccurate information from governmental or other sources, such as Automated Clearing Houses.

(b)  Your Liability for Unauthorized Transfers.  You agree to use the Card, PIN,
     ------------------------------------------
     ATMs, POS network and other authorized services or products only for the purposes outlined in this Agreement. You must tell us immediately if you
                                                              -----------
     believe your Card has been lost, stolen, or if someone has possibly learned your PIN. Telephoning us is the best way of keeping your possible losses to a minimum. You could lose all the money assigned to your Card account. If you tell us within two (2) business days, you can lose no more than $50 if someone used your Card without your permission. If you do not tell us within tow (2) business days after you learn of the loss or theft of your Card, and we prove we could have stopped someone from using your Card without your permission if you had told us, you could lose as much as $500.

     Further, if your Card statement shows transfers that you did not make, tell us at once. If you do not tell us within sixty (60) days after the statement was delivered to you, you may not get back any money you lost after the 60 days, if we can prove that we could have stopped someone from taking or using the money if you had told us in time.

     If you need to report discrepancies or a lost or stolen card, please call or write either Comdata or the Bank. Our addresses and telephone numbers are:

          First  American  National  Bank            Comdata  Network,  Inc.
          First  American  Center                    5301  Maryland  Way
          Nashville,  TN  37238                      Brentwood,  TN  37027
                                                    (800)741-2777

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

1.   CANCELLATION OF AGREEMENT. We reserve the right, in our sole discretion, to
     -------------------------
     refuse further funds distributions from your employer to your Card account and to terminate your Card account and access at any time upon notice to you. This Agreement may be canceled by either of us at any time by giving written notice of cancellation. Your cancellation will be effective within two business days after receipt of any such notice. You will remain responsible and liable for any transactions initiated prior to the effective date of the cancellation and any service charges or fees incurred. Any funds remaining on your Card upon cancellation will be remitted to you by check or Comcheck draft at the address you provide to us for such purpose.

2.   ENFORCEMENT.  If we refer any matter  relating  to your Card to a lawyer to
     -----------
     enforce any of the terms of this Agreement, you agree to pay our lawyer's fees plus court costs, and any other fees or expenses allowed by law in the event that we are the prevailing party. we can delay enforcing our rights under this Agreement without losing or waiving them.

3.   CHANGES  AND  MODIFICATIONS.  We may  amend  or  change  the  terms of this
     ---------------------------
     Agreement and our Fee Schedule at any time by giving [written] notice of the change and the effective date. We will notify your employer at least 10 days prior to the effective date of any amendment or change in the terms of this Agreement or the Fee Schedule.

4.   GOVERNING LAW; MISCELLANEOUS MATTERS.This Agreement shall be interpreted in
     ------------------------------------
     accordance with the local laws of the State of Tennessee, without regard to the choice of law rules of such stare. If any of the terms of this Agreement are determined to be invalid or unenforceable, the remainder of the Agreement shall survive in full force and effect. This Agreement may be assigned by us and is binding upon and enforceable against your heirs, legal representatives or successors.

5.   DISCLOSURE OF ACCOUNT INFORMATION. We will keep information about your Card
     ---------------------------------
     account confidential. However, Comdata and/or the Bank will disclose information to certain parties about your Card activity in the following situations; (a) to your employee so that Card account statements may be delivered to you as discussed above; (b) in order to verify the existence and condition of your account for a third party (such as a credit bureau or merchant); (c) in order to comply with government agency or court orders;
     (d) if you give us written permission to do so; or (e) to lawyers, accountants, collection agencies, credit bureaus. Financial institutions and others involved in collection, adjustment, settlement or reporting of such matters.

                                                                  Exhibit 10.2.1

                               REFERRAL AGREEMENT
                     COMCHEK CASH FUND DISTRIBUTION SERVICE
                     --------------------------------------

     THIS AGREEMENT is made and entered into as of the 11th day of November, 1999, by and between Comdata Network, Inc. d/b/a Comdata Corporation, a Maryland corporation, by and through its Payment Services Division with its principal offices at 5301 Maryland Way, Brentwood, Tennessee 37027 ("Comdata") and Pinnacle Business Management with its principal offices at 2963 Gulf To Bay Blvd, Clearwater, FL 33759 ("Company").

                                   WITNESSETH:

     WHEREAS, Comdata has developed, offers and operates a funds distribution service (the "Service"), which may be used by companies to distribute wages or salaries to employees, expense reimbursement funds or such other funds to persons entitled to such funds as may be approved by Comdata, by means of the Comchek eCash Card (the "Card"), which has access to the CIRRUS ATM Network and the Maestro POS Debit Network (the "Networks"). The Cards are issued by First American National Bank ("Issuing Bank"), a Cirrus and Maestro Member; and

     NOW THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, Comdata and Company agree as follows:

     1.   REFERRALS.  Comdata  hereby grants to Company the right to refer,  and
          ----------
          Company hereby agrees to use reasonable efforts to refer, Prospective Customers to Comdata, subject to the terms and conditions o this Agreement. Company shall refer Prospective Customers to Comdata using Card applications bearing the identification number assigned to Company by Comdata, which applications shall be sole identification of the source of the Prospective Customers referred by Company to Comdata for purposes of determining whether Company is entitled to receive referral fees pursuant to Section 6.

     2.   TRAINING.  Comdata will provide,  and at least one employee of Company
          --------
          must attend and complete, an initial training program relating to the Card and the methods, procedures, and requirements for referring Prospective Customers to Comdata prescribed by Comdata and Issuing Bank. Comdata, in its discretion, may provide additional training programs for attendance by employees of Company.


     3.   MANUAL.  During  Comdata's  initial  training  program,  Comdata  will
          ------
          deliver one (1) copy of a manual which sets forth the methods, procedures, and requirements for referring Prospective Customers to Comdata prescribed by Comdata and Issuing Bank ("Manual") to Company for use by its employees during the term of this Agreement. Comdata may amend the Manual to provide new and revised methods, procedures, and requirements for referring Prospective Customers to Comdata by delivery of such new pages, replacement pages, addenda, or revised copies to Company as Comdata shall determine to be appropriate. Company must refer Prospective Customers to Comdata in accordance with methods, procedures, and requirements set forth in the Manual.

     4.   PROMOTION.  Comdata  will  provide to Company  brochures,  direct mail
          ---------
          pieces, customer agreement forms, and other similar materials pertaining to the Service and the Card for Company's distribution to Prospective Customers. Company must not advertise or promote the Service and Card other than by the distribution of such materials and by telephone conversations and personal meetings with the owners and employees of Prospective Customers.

     5.   REFERRAL  FEES.  Company  will be  entitled to receive  referral  fees
          --------------
          during the term of this  Agreement as set forth on Exhibit A, which is
                                                             ---------
          attached hereto and incorporated herein by this reference, except as otherwise provided herein. If Company terminates the term of this Agreement, Company shall not be entitled to receive such referral fees after the term of this Agreement. Payments of such referral fees will be made not later than the twenty (20) day of each month for the previous month's fees.

     6.   CONFIDENTIAL INFORMATION. All methods, procedures,  requirements,  and
          ------------------------
          other business and technical information disclosed to Company by Comdata during the term of this Agreement, whether in the Manual or otherwise, constitute confidential information of Comdata and are disclosed to Company in confidence. Company must hold such confidential information in strict confidence, take all reasonable precautions to prevent the same from reaching third persons, not disclose the same to third persons without Comdata's prior written approval, and make no other use of the same except to refer
          Prospective Customers to Comdata. Company acknowledges that the originals and all copies, whether made by Comdata or Company, of the Manual and all other writings and documents containing such confidential information are the personal property of Comdata and agrees to promptly return such originals and copies to Comdata upon the expiration or termination of the term of this Agreement.

     7.   RELATIONSHIP OF PARTIES. Company must not represent or hold itself out
          -----------------------
          as an agent, legal representative, partner, subsidiary, joint venturer, or employee of Comdata or Issuing Bank. Company has no right or power to bind or obligate Comdata or Issuing Bank and must not bind or obligate Comdata or Issuing Bank in any way, manner, or thing whatsoever, nor represent that Company has any right to do so. Company must not use any trademark, service mark, trade name, or other commercial symbol of Comdata, Issuing Bank, or CIRRUS OR Maestro in any manner.

     8.   NETWORK RULES AND  REGULATIONS.  Comdata and Company each acknowledges
          -------------------------------
          that this Agreement is subject to and governed by the bylaws, rules, and regulations of the CIRRUS AND MAESTRO Networks ("Network Rules"). In case of any conflict between the Network Rules and this Agreement, the Network Rules will control, and this Agreement will be deemed amended to conform with the Network Rules.

     9.   TERM OF AGREEMENT. The term of this Agreement shall be for a period of
          -----------------
          one (1) year, commencing as of the date set forth above, unless terminated sooner as provided elsewhere in this Agreement.

     10.  NON-ASSIGNMENT.  Company must not assign,  transfer,  or encumber this
          --------------
          Agreement, or any right or interest herein or hereunder, or suffer or permit any such assignment, transfer, or encumbrance to occur by operation of law.

     11.  TERMINATION.  The term of this Agreement will terminate  automatically
          -----------
          if (a) either party becomes insolvent, (b) the Networks prohibit Comdata from providing services related to the Card, (c) Issuing Bank ceases to be a Network Member, (d) the term of the Agreement between Comdata and Issuing Bank pertaining to the issue of Cards expires or terminates, or (e) the Networks prohibit this Agreement.

     12.  NON-COMPETITION.  During the term of this Agreement,  Company must not
          ---------------
          engage in, or enter the employment of, or render services to any person, partnership, association, corporation, or other entity or enterprise engaged in, any funds distribution service featuring any cards which are competitive with the Card.

     13.  ENTIRE  AGREEMENT. This Agreement constitutes the entire agreement and
          -----------------
          understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, commitments, representations, and undertakings of the parties with respect to such subject matter.

     14.  AUDITS AND REVIEWS. Comdata and Issuing Bank, and their designees have
          ------------------
          the right to conduct procedural audits and reviews at any time to assure that Company is in compliance with this Agreement, the Manual, the Network Rules, and all applicable laws and regulations.

     15.  WAIVERS.  The  failure of Comdata to  exercise  any right,  power,  or
          -------
          option give to it hereunder or to insist upon strict compliance with the terms hereof will not constitute a waiver of the terms and conditions of this Agreement with respect to any other subsequent breach thereof nor a waiver of its right at any time thereafter to require exact and strict compliance with all the terms and conditions hereof.

     16.  APPLICABLE LAW. This Agreement,  and the rights and obligations of the
          --------------
          parties hereto, will be construed under and in accordance with the local laws of the State of Tennessee without reference to the choice of law rules of such state.

     17.  NOTICES.  Any notice  required to be given  hereunder must be given in
          -------
          writing by personal delivery, or by certified or registered mail, return receipt requested, directed to the party at its last know address.

     18.  SEVERABILITY.  If any provision of this Agreement is declared  invalid
          ------------
          or inoperable by any court or other governmental authority of competent jurisdiction, such finding will not invalidate the remainder of this Agreement.

     19.  MODIFICATION.  This Agreement  cannot be modified  except by a writing
          ------------
          signed by the parties.

     20.  PARTIES  BOUND.  This  Agreement  will be  binding on and inure to the
          --------------
          benefit of Comdata, including its successors and assigns.

The parties hereunto have duly executed, sealed and delivered this Agreement, in duplicate, on the applicable day and year which appears below.


COMPANY  ______________________________          COMDATA  NETWORK,  INC.


By:  __________________________________          By:____________________________


Title:  _______________________________          Title:_________________________

                                    EXHIBIT A
                                  REFERRAL FEES
                                  -------------

The schedule for the referral fees to which the Company is entitled to receive is as follows:

The referral fee will begin 60 days from the first transaction date of each account. The referral fee will be paid to customer each month by check. The referral fee for each account will remain in place for a period of one year from the initial measurement date. The referral fee will be as follows:


APPLICATION                       GROSS FEE   REFERRAL FEE
                                              REBATE AMOUNT
--------------------------------  ----------  -------------
Load Fee                          $     1.50  $         .25
Draft Withdrawal                  $     1.50  $         .25
ATM Withdrawal                    $     1.50  $         .25
ATM Balance Inquiry               $     1.50  $         .25
ATM Transaction Decline           $     1.50  $         .25
Maestro P.O.S. Debit Transaction  $     1.00  $         .10
Answer Plus Phone Service         $0.20/min.  $         .01



Customer  Initials:  _________________

Date:_________________________________

                             STOCK OPTION AGREEMENT

Pinnacle Business Management, Inc. (the "Company" or "Pinnacle") and Gordon & Associates Strategic Investments, Inc. and/or its designee(s) ("Gordon" or the "Optionee"), to be effective as of the 19th day of May 1999 (the "Grant Date").

     1. PURPOSE. The company and Optionee have entered into a Consulting Services Agreement dated May 19, 1999 pursuant to which the Company agreed to issue shares of common stock, $.001 par value and options to purchase shares of common stock for providing a strategic and valuable contact for the Company's business. In order to meet its obligations under the Consulting Services Agreement, the Company desires to enter into this Stock Option Agreement to more fully evidence the intent of the Company to issue stock options and to reward Optionee for its efforts in contributing to the growth of the Company.

     2. NATURE OF OPTION. The options are intended a constitute non-qualified stock option.

     3. GRANT OF OPTIONS. The Company grants to Optionee stock options (the "Options") to purchase up to a total of 35,322,578 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at such time(s) and at such price(s) as set forth on Exhibit "A" attached to Consulting Services Agreement and any amendments thereto (hereinafter referred to as Exhibit "A").

     4. VESTING AND EXERCISE OF OPTIONS. The Options vest and are immediately exercisable upon the occurrence of the opening of facilities at certain Mailbox, Etc. locations and/or the Company achieving certain closing prices for its Common Stock, as more fully set forth on Exhibit "A".

     5. ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTION. In the event of a stock dividend, stock split or a combination, reverse stock split, or other change in the Company's capitalization, or other distribution to common stockholders other than __________ cash dividends, after the effective date of this Agreement, the Options will be adjusted accordingly; provided that in no event will the exercise prices be increased.

     6. ADJUSTMENTS IN THE EVENT OF SIGNIFICANT TRANSACTIONS. In the event Gordon introduces, initiates, or consults to the Company regarding an event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding stock, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company, or in the event of a transaction that would effectively take the Company private or result in the Company de-listing its shares of stock ("Significant Transaction"), all outstanding options under this Agreement as of the effective date of the Significant Transaction shall immediately vest and become exercisable in full and Gordon shall participate in such Significant Transaction as a stockholder and the Company shall immediately upon such exercise issue and deliver shares of Common Stock representing the Options.

     7.   EXERCISE PRICE.

          a.   Registered  Shares:  In the event that the shares of Common Stock
               ------------------
               covered by the Options are registered and free trading at the time of exercise, the exercise prices of the Options are at such prices as set forth on Exhibit "A".

          b.   Unregistered  Shares:  In the  event the  shares of Common  Stock
               --------------------
               covered by the Options are not registered and free trading, then the Company will carry a zero interest promissory note for a period of time sufficient for Gordon to have the opportunity to sell, in accordance with the restrictive stock sale provisions of the Consulting Services Agreement, an amount of registered free trading securities sufficient to pay the exercise price per Exhibit "A".

          c.   Significant   Transaction:   In  the   event  of  a   Significant
               -------------------------
               Transaction, Gordon will pay the exercise price of the lesser of twenty-five cents ($.25) per share or 30% of the average closing bid price for the thirty trading days prior to the first day of which either the company enters into an agreement to execute a significant Transaction or disseminates any news release, announcement or other information to the public or the Company's shareholders related to the Significant Transaction. In the event of a Significant Transaction the company will carry a zero interest promissory note for a period of time sufficient for the events of the Significant Transaction to either provide Optionee cash and/or the opportunity to sell, in accordance with the restrictive stock sale provisions of the Consulting Services Agreement, an amount of registered free trading securities sufficient to pay the exercise price.


     8. TERM OF OPTIONS. This Option Agreement is valid for the same term as the Consulting Services Agreement.

     9. METHOD OF EXERCISING OPTION. The Options are exercisable by delivering a written notice signed by the Optionee to the Secretary of the Company, which shall specify the number of shares to be acquired by virtue of the exercise of the options. The Optionee shall further deliver the federal tax identification numbers or social security numbers of the Optionee, the method of payment elected and the amount thereof, and the exact name in which the shares will be registered. The Optionee may withdraw notice of exercise of the Option at any time before close of business on the business day preceding the exercise date. If a person or persons other than the Optionee exercises the Option, such other person or persons must sign such notice.

     10. DELIVERY OF SHARES. Upon the exercise of any options under this Agreement, the Company will deliver to Gordon, within ten (10) business days, the stock certificates evidencing the options exercised.

     11.  METHOD OF PAYMENT.

          Registered  Shares:  If the shares are  registered  and free  trading,
          ------------------
          payment of the exercise price for the shares purchased under the Options shall be delivered to the Secretary of The Company, within ten
          (10) business days after receipt of shares covered by the exercised options, by any combination of the following:

          a.   Cash;

          b.   Certified Check;

          c.   Cashier's Check;

          d.   Wire Transfer;

          e. Shares of Common Stock. Shares of common stock owned by the Optionee and valued at the closing price of the common stock at the date that the payment is due by the Optionee and shall contain all proper endorsements;

          f. Broker-Dealer. The Options are exercisable by a broker-dealer acting on behalf of the Optionee if the broker-dealer receivers the following from the Optionee or the Company:

               i.   This Option Agreement; and
               ii. Written instructions, signed by the Optionee, requesting the Company to deliver the Shares to the broker-dealer on behalf of such Optionee and specifying the account into which such Shares should be deposited.

          Unregistered Shares or Significant Transaction:  If the shares are not
          ----------------------------------------------
          registered  and  free  trading  or  in  the  event  of  a  Significant
          Transaction the payment of the exercise price will be made in accordance with the provisions of paragraph 7 (b) or (c) herein and delivered to the Secretary of the Company. When payment is required it shall be made in accordance with (a), (b), (c), (d), (e), or (f) of this paragraph.

12.  RIGHT OF EXERCISE.  The Options are exercisable at any time during the term
     -----------------
     of this Option Agreement, in whole or in part, to acquire those Shares that have vested in accordance with this Option Agreement; provided, however, that this Option may only be exercisable to acquire whole shares of Common Stock.

13. APPROVAL. If required by applicable law, the Company will obtain board of director and shareholder approval of this Option Agreement pursuant to which the options are covered. The resolutions of the Board of Directors and Shareholders will authorize the Company to reserve for issuance under the Stock Option Plan 35,322,578 shares of the Company's Common Stock.

14. SECURITIES REPRESENTATION. The Company is obligated to have previously registered the shares of Common Stock covered by these Options, however, as of the date of this Agreement the shares of Common Stock have not been registered but this in no way eliminates or modifies the Company's obligation to register all shares of common Stock subject to the Options. However, Optionee understands that until such shares are registered there are certain restrictions upon the sale and transfer of such shares and Rule 144 and/or Rule 701 under the Securities Act of 1933 may be available in connection with any resale of shares of Common Stock. Optionee hereby represents (and promises to so represent upon any exercise under this Option) that as of the dates any unregistered shares of Common Stock are hereafter acquired by Optionee, such unregistered shares shall be acquired for Optionee's own account, for investment and not with a view to be distribution thereof.

     Company represents and warrants that upon the exercise of Options, the Company will notify Gordon as to the number of shares issued and outstanding of the Company so that Gordon may comply with applicable Securities Laws.

15.  MISCELLANEOUS

     a.   Registration  Rights.  The company shall register the shares of Common
          --------------------
          Stock represented by the Options with the Securities and Exchange Commission pursuant to a registration statement (Securities Acts of 1933 and 1934) as soon as practicable following execution of this Agreement and in any event no later than one (1) month following the execution date of this Agreement.

     b.   Notification.   The  Company   shall  notify  the  Optionee  that  the
          ------------
          registration statement has been filed within five business days after such filing. The Company shall include in such registration statement all shares of Common Stock subject to this Option Agreement, regardless of whether such shares of Common Stock have been the subject of an exercise or are currently vested.

     c.   Modification.   This  Agreement  may  not  be  modified,   changed  or
          ------------
          terminated verbally, and may only be modified, changed or terminated by an - agreement in writing signed by the party against whom enforcement of any such change of termination is sought. Any modification or change or termination of this Agreement shall not operate to deny or otherwise take away any right of the Optionee to exercise the Options to the extent of the vested rights set forth herein.

     d.   No Minimum Engagement. The company shall not be deemed by the grant of
          ---------------------
          the Options (as distinguished from the separate Consulting Services Agreement) to be required to engage Optionee for any minimum period, nor is Gordon required to perform any further duties or functions for the Company.

     e.   Shareholder  Rights Prior to and after  Exercise.  Optionee  shall not
          -------------------------------------------------
          have any rights as a shareholder with respect to any shares covered by the Options until the date of the exercise of each of the Options and tender of payment pursuant to the terms and conditions for payment hereunder. No adjustment shall be made for dividends or other rights related to shares of Common Stock for which the record date is prior to the date the Option is exercised. The delay or refusal on the part of the Company in issuing the stock certificates evidencing the shares of Common Stock subject to an exercise of the Options shall not result in a limitation, restriction or denial of the Optionee's rights as a shareholder of the Company subsequent to such exercise.

     f.   Governing  Law.  The  laws of the  State  of Texas  shall  govern  the
          --------------
          validity, construction and performance of this agreement. Any invalidity of any provision of this Agreement shall not affect the validity of any provision.

     g.   Notice. All offers, notices, demands,  requests,  acceptances or other
          ------
          communications hereunder shall be in writing and shall be deemed to have been duly made or given if mailed by registered or certified mail, return receipt requested. Any such notice mailed to the Company shall be addressed to its principal office, and any notice mailed to Optionee shall be addressed to Optionee's residence address as it appears on the signature page hereof or the books and records of the Company or to such other address as either party may hereafter designate in writing to the other.

     h.   Third Party  Beneficiaries.  This Agreement shall inure to the benefit
          --------------------------
          of and bind the legal representatives, successors and assigns of the parties hereto.

     i.   No  Obligation  to Exercise.  To Optionee  shall have no obligation to
          ----------------------------
          exercise any Option granted by this Agreement.

IN WITNESS WHEREOF, THIS AGREEMENT IS EXECUTED EFFECTIVE AS OF THE GRANT DATE. GORDON & ASSOCIATES STRATEGIC INVESTMENTS, INC.




By:     _______________________________________
          Denis  Gordon,  President

Address:  11191  Westheimer  #330
          Houston,  Texas  77024


PINNACLE  BUSINESS  MANAGEMENT,  INC.




By:     ________________________________________
        Jeff  Turino,  Chief  Executive  Officer




By:     ________________________________________
        M.  Bruce  Ball,  President

Address:     2963 Gulf to Bay Blvd., Suite 265
             Clearwater,  Florida  33759

                                                                  Exhibit 10.2.2

                            COMDATA PAYMENT SERVICES

                       EXPRESS CASH STATEMENT OF SERVICES
                       ----------------------------------
                      (CARDHOLDER AGREEMENT AND DISCLOSURE)

This Comdata Express Cash Cardholder Agreement and funds distribution disclosure (the "Agreement") covers both your rights and the rights of Comdata Network, Inc. ("Comdata"), its affiliates and representatives relating to: (a) the issuance to, and use by, you of Comdata's proprietary Comcheks card (the
"Card"); (b) direct transfers of your payroll payments or other recurring or periodic payments of an electronic nature to an account established for your benefit which may be used or accessed by your Card; and (c) Card transactions
(i) at automated teller machines (individually, an "ATM"), (ii) approved point-of-sale merchant locations ("POS"), (iii) resulting in the issuance of a Comcheck draft, (iv) long distance services and (v) other approved uses for the Card.

By accepting and using a Card issued by Comdata or its designee, you agree to the terms and conditions contained in this Agreement and that such terms and conditions will apply to your use of the Card.

As used in this Agreement, the words "Cardholder", "you", "your", and "yours" refers to the persons to whom a Card has been issued pursuant to this Agreement and the related Funds Distribution Agreement between Comdata and your employer. The words "we", "us", "our" and "ours" refers to Comdata and, as applicable, its affiliates and representatives, including First American National Bank, Nashville, Tennessee or a successor or alternate bank or financial institution designated by Comdata (the "Bank"). The phrases "business day" means Monday through Friday, except federal holidays.

Please  retain  a  copy of this Agreement for your records and future reference.

                     FUNDS DISTRIBUTION AND TRUST AGREEMENT
                     --------------------------------------

1.   GENERAL. Comdata's Express Cash Funds Distribution Services (the
     --------

     "Service") is a means by which your employer may transfer funds owed to you, such as wages or expense reimbursements, which funds are then, in turn, made available for access and use by you by use of the Card. Funds transferred by your employer to Comdata under the Service will, in turn, be deposited and held in a non-interest bearing trust account located at the Bank, as trustee, pursuant to a trust agreement existing between Comdata and the Bank for the benefit of each Cardholder. Comdata and/or the Bank will cause funds transfer to be made from funds assigned to each Cardholder in the Comdata accounts or trust account, be applicable and appropriate, in accordance with instructions received from you by use of your Card (for example, withdrawal instructions received from the use of the Cad at an ATMN or purchase instructions received from a point-of-sale network). By accepting and/or using the Card, you hereby request and authorize Comdata and/or the Bank, as applicable, to make such funds transfers from each such Cardholder's funds in accordance with any such instructions and to pay the principal amount of any such transactions, including any fee associated therewith, to the appropriate party or parties.

2.   CONSENT TO BE PAID  THROUGH THE SERVICE,  ACKNOWLEDGEMENTS.  (a) Consent to
     -----------------------------------------------------------      -------
     Method of Payment.  By accepting  and/or using the Card, you hereby request
     -----------------
     and authorize your employer to transfer funds due to you through the Service as described herein and expressly and voluntarily consent to such payment and funds distribution method.

(b)  No interest Paid on Funds. You acknowledge and agree that funds transferred
     --------------------------
     to you through the Service will be held in a trust account (which will not accrue or pay interest for your benefit) at the Bank for your benefit until used or accessed by you through your use of the Card and that no interest will be paid on you on such funds. To the extent interest may accrue, if any, you understand that Comdata or its designee shall be entitle to receive and keep any such amounts to cover costs associated with the Service.

(c)  Employer Access to Spending  Information.  You recognize that your employer
     -----------------------------------------
     may provide you periodic statements regarding purchases and other activity with respect to your Card. This Card statement delivery method means that your employer will have access to information about your use of the Card, including information such as where purchases have been made by you. You hereby consent to your employer having access to such information for the purpose of delivering periodic Card statements to you and waive confidentiality with respect to such information for this purpose.

3.   TRANSACTION LIMITATIONS.  Withdrawals or use of funds assigned to your Card
     -----------------------
     may only be made from an ATM, POS, issuance of a Comchek draft, use of certain long distance telecommunications services or other means approved by Comdata. Withdrawals or use of funds assigned to your Card may not be made unless there are sufficient, collected funds attributable to your Card.

4.   DEPOSITS; FUNDS AVAILABILITY. Additional deposits assigned to your Card may
     -----------------------------
     only be made by direct deposit of your pay or other monies (such as expense reimbursement) from your employer in any amount or by other electronic transfer as permitted by Comdata in writing. Deposits by check, cash, other preauthorized transaction or any other manner are not available through the Service. Any transfers from your employer to your Card will be immediately available.

5.   FEES. Current fees applicable to use of your Card have been provided to you
     -----
     on a Fee Schedule. Fees are assessed at the time of the applicable transaction and may be changed by Comdata or others from time to time upon written notice to your employer.

6.   STATEMENTS;  ERROR  RESOLUTION.You will receive periodic statements showing
     ------------------------------
     all Card activity during the statement cycle, including fees or service charges imposed. If you believe that your statement contains a mistake or discrepancy, then you must notify us within sixty (60) days of receipt of the first statement containing a mistake or discrepancy in order to resolve
         -----
     the discrepancy. Otherwise, the statement may be deemed correct.

7.   CUSTOMER SERVICE.  Customer service is available to assist you in obtaining
     -----------------
     Card balance information, lost or stolen card assistance and other matters. The telephone number for customer service is (800)741-2777. Customer service representatives are available twenty-four (24) hours a day, seven
     (7) days a week.

8.   TRANSFERABILITY.  Your Card is not transferable. You may not assign, pledge
     ----------------
     or otherwise transfer you interest in funds accessible by the Card without our prior written consent.

9.   RIGHT  OF  SET-OFF.  We have a right  of  set-off  against  funds  that are
     -------------------
     accessible through use of your Card.

10.  WARRANTIES;   LIMITATION  OF  LIABILITY.  COMDATA  AND  THE  BANK  MAKE  NO
     ---------------------------------------
     WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY SERVICES, PRODUCTS OR EQUIPMENT PROVIDED HERUNDER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. COMDATA'S SOLE RESPONSIBILITY TO CARDHOLDERS SHALL BE TO MAKE THE SERVICE AVAILABLE IN ACCORDANCE WITH THE TERMS OF THIS CARDHOLDER AGREEMENT AND DISCLOSURE. IN NO EVENT SHALL COMDATA OR THE BANK BE LIABLE TO ANY
     CARDHOLDER OR ANY OTHER FIRM OR PERSON FOR CONSEQUENTIAL INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF COMDATA OR THE BNK HAD PRIOR KNOWLEDGE OF THE POSSIBILITY OF SAME.


                      ELECTRONIC FUNDS TRANSFER DISCLOSURE
                      ------------------------------------

1.   CARD ISSUANCE AND  RESPONSIBILITIES.(a) You will be issued one Card and you
     -----------------------------------
     will select a Personal Identification Number ("PIN") for use with your Card to access funds distributed to your Card. Upon our acceptance of your written acceptance of this Agreement, you may use your Card to access or use such funds.

(b) For security purposes, only you will know your PIN. It is not printed on the Card, and neither our personal nor your employees have access to it. The Card and the PIN are not transferable and are provided for your protection and identification during Card related financial transactions and other uses of the Card.

(c) You agree that you will; (i) use the Card, PIN and services available through the Service as instructed; (ii) promptly notify us of any loss or theft of the Card or disclosure of the PIN; and (iii) accept liability for misuse of the Card and PIN as described in Section 5 below.

2.   CARD USES. By properly using your valid Card and PIN, you may withdraw cash
     ---------
     at any ATMs bearing the ATM network logo on your Card (i.e., Cirrus) or other network to which the Card and the Service has access, subject to applicable limitations. You may also use you Card to purchase goods and services at POS merchant participating in the POS network(s) to which the Card has access (i.e., Maestro), subject to applicable limitations. Further, you can use your Card to purchase a Comchek draft, use long distance services and obtain other products and services, as may be offered and authorized by Comdata from time to time.

3.   CARD USE LIMITATIONS. There may be a network or ATM owner limitation on the
     --------------------
     dollar amount of cash withdrawals initiated by the use of your Card during a given time period. This may limit the minimum and maximum amounts that you may withdraw through use of your Card. The owner of the ATM may also charge a fee for the transaction, which is in addition to any fees charged by us. You will be charged by us a fee per transaction, including balance inquiries, as stated in our then current Fee Schedule. In using your Card, you agree not to initial a withdrawal, purchase or other transaction which will exceed the total amount of funds assigned to your Card at that time. You authorize us or our designee to verify the balance available on your Card prior to authorizing or completing a transaction.

4.   DOCUMENTATION OF TRANSFERS.  (a) Transaction Records. You will get a record
     --------------------------       -------------------
     each time you use an ATM or POS; (b)  Statements.  Periodic Card statements
                                           ----------
     will be made available to you which will show information for each preauthorized transfer as well as other account activity; and (c) Recurring
                                                                       ---------
     Electronic Deposits.
     -------------------

5.   LIABILITIES.  (a) Our Liabilities  for Failure to Make Transfers.  If we do
     -----------
     not cause the completion of a transfer to or from your account in the correct amount and manner according to our agreement with your and your employer, we will be liable for your loses and damages, except as limited herein. However, there are some exceptions. For example, we will not be liable under the following circumstances; (i) if through no fault of ours, you do not have enough money in your account to make the transfer; (ii) if the ATM where you are making the transfer does not have enough cash; (iii) if the ATM, POS or other device was not working properly; (iv) if circumstances beyond our control (such as fire, flood, telecommunications or computer malfunctions or acts of God) prevent the transfer; (v) if funds are encumbered through legal process; or (iv) if we receive incomplete or inaccurate information from governmental or other sources, such as Automated Clearing Houses.

(b)  Your Liability for Unauthorized Transfers.  You agree to use the Card, PIN,
     ------------------------------------------
     ATMs, POS network and other authorized services or products only for the purposes outlined in this Agreement. You must tell us immediately if you
                                                              -----------
     believe your Card has been lost, stolen, or if someone has possibly learned your PIN. Telephoning us is the best way of keeping your possible losses to a minimum. You could lose all the money assigned to your Card account. If you tell us within two (2) business days, you can lose no more than $50 if someone used your Card without your permission. If you do not tell us within tow (2) business days after you learn of the loss or theft of your Card, and we prove we could have stopped someone from using your Card without your permission if you had told us, you could lose as much as $500.

     Further, if your Card statement shows transfers that you did not make, tell us at once. If you do not tell us within sixty (60) days after the statement was delivered to you, you may not get back any money you lost after the 60 days, if we can prove that we could have stopped someone from taking or using the money if you had told us in time.

     If you need to report discrepancies or a lost or stolen card, please call or write either Comdata or the Bank. Our addresses and telephone numbers are:

          First  American  National  Bank            Comdata  Network,  Inc.
          First  American  Center                    5301  Maryland  Way
          Nashville,  TN  37238                      Brentwood,  TN  37027
                                                    (800)741-2777

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

1.   CANCELLATION OF AGREEMENT. We reserve the right, in our sole discretion, to
     -------------------------
     refuse further funds distributions from your employer to your Card account and to terminate your Card account and access at any time upon notice to you. This Agreement may be canceled by either of us at any time by giving written notice of cancellation. Your cancellation will be effective within two business days after receipt of any such notice. You will remain responsible and liable for any transactions initiated prior to the effective date of the cancellation and any service charges or fees incurred. Any funds remaining on your Card upon cancellation will be remitted to you by check or Comcheck draft at the address you provide to us for such purpose.

2.   ENFORCEMENT.  If we refer any matter  relating  to your Card to a lawyer to
     -----------
     enforce any of the terms of this Agreement, you agree to pay our lawyer's fees plus court costs, and any other fees or expenses allowed by law in the event that we are the prevailing party. we can delay enforcing our rights under this Agreement without losing or waiving them.


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3.   CHANGES  AND  MODIFICATIONS.  We may  amend  or  change  the  terms of this
     ---------------------------
     Agreement and our Fee Schedule at any time by giving [written] notice of the change and the effective date. We will notify your employer at least 10 days prior to the effective date of any amendment or change in the terms of this Agreement or the Fee Schedule.

4.   GOVERNING LAW; MISCELLANEOUS MATTERS.This Agreement shall be interpreted in
     ------------------------------------
     accordance with the local laws of the State of Tennessee, without regard to the choice of law rules of such stare. If any of the terms of this Agreement are determined to be invalid or unenforceable, the remainder of the Agreement shall survive in full force and effect. This Agreement may be assigned by us and is binding upon and enforceable against your heirs, legal representatives or successors.

5.   DISCLOSURE OF ACCOUNT INFORMATION. We will keep information about your Card
     ---------------------------------
     account confidential. However, Comdata and/or the Bank will disclose information to certain parties about your Card activity in the following situations; (a) to your employee so that Card account statements may be delivered to you as discussed above; (b) in order to verify the existence and condition of your account for a third party (such as a credit bureau or merchant); (c) in order to comply with government agency or court orders;
     (d) if you give us written permission to do so; or (e) to lawyers, accountants, collection agencies, credit bureaus. Financial institutions and others involved in collection, adjustment, settlement or reporting of such matters.


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